SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2003 (May 8, 2003)

Date of Report (Date of earliest event reported)

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Kansas	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas 66612

(Address of principal executive offices)

(785) 575-6300

(Registrant’s telephone number, including area code)

WESTAR ENERGY, INC.

Item 5.	Other Events

Frank J. Becker and Gene A. Budig have resigned from our Board of Directors. The resignations are not because of a disagreement with us on any matter relating to our operations, policies or practices. A copy of our press release is attached to this report.

Item 7.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 – Press release dated May 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: May 9, 2003	By:	/S/ MARK A. RUELLE
Mark A. Ruelle, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 9, 2003